UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05877

BNY Mellon Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Strategic Municipal Bond Fund, Inc.

ANNUAL REPORT November 30, 2023

BNY Mellon Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of December 1, 2022, through November 30, 2023, as provided by portfolio managers, Daniel Rabasco and Jeffrey Burger of Insight North America LLC, sub-investment adviser.

Fund and Market Performance Overview

For the 12-month period ended November 30, 2023, BNY Mellon Strategic Municipal Bond Fund, Inc. (the “fund”) achieved a total return of 2.88% on a net-asset-value basis and −4.48% on a market-price basis.1 Over the same period, the fund provided aggregate income dividends of $.248 per share, which reflect a distribution rate of 4.58%. In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of 4.28% for the same period.2

During the reporting period, municipal bonds posted gains as inflation fears subsided, and interest-rate hikes eased. The fund’s performance was driven primarily by its security selection.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by BNY Mellon Investment Adviser, Inc. to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Insight North America LLC, the fund’s Sub-adviser.

The fund also has issued Variable Rate MuniFund Term Preferred Shares (“VMTPS”) and has invested the proceeds in a manner consistent with its investment objective. This, along with the fund’s participation in secondary, inverse-floater structures, has the effect of “leveraging” the portfolio, which can magnify gain-and-loss potential depending on market conditions.3,4

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers. We have attempted to replace those bonds with investments consistent with the fund’s investment policies. We have bought newly issued bonds that have better structural or income characteristics than previous holdings. When such opportunities arise, we usually look to sell bonds that are close to their optional redemption date or maturity.

Market Rebounds Late in the Period

The municipal bond market remained roughly flat through the first half of the reporting period, but the U.S. Federal Reserve’s (the “Fed”) rate hike in July 2023, a rise in inflation in August and the Fed’s reiteration of its “higher-for-longer” stance caused the market to decline. But the market rebounded strongly in November 2023 as investors increasingly began to anticipate the end of the Fed’s tightening cycle, capitalizing on attractive yields.

Early in the period, the municipal bond market experienced volatility driven by economic uncertainty, high inflation and geopolitical risk. While employment remained strong, the outcome of the Fed’s tightening policy was uncertain, with investors fearing that an economic slowdown was becoming more likely. The Fed raised the federal funds rates five times between December 1, 2022 and November 30, 2023, bringing the federal funds target rate from 3.75%–4.00% to 5.25%–5.50%. Though inflation eased during the period, it remained above the Fed’s 2% target rate.

Despite the rate increases, the U.S. economy surprised investors by continuing to avoid a long-anticipated recession. The economic growth of 2022 continued into 2023, expanding by 2.2% in the first quarter, 2.1% in the second quarter and 5.2% in the third quarter.

As a result of higher-than-expected inflation early in the period and the Fed’s efforts to combat it, municipal bond mutual funds experienced significant outflows through much of the reporting period. The need for fund managers to meet redemptions only added to the downward momentum. For a time, the stalemate in Congress over the federal debt ceiling also gave investors pause as the outcome appeared uncertain. Nevertheless, the normal seasonal decline in supply, combined with the seasonal reinvestment of maturing bonds, buoyed the market.

Finally, after a few difficult months, the municipal bond market rallied strongly in November 2023 as both institutional and retail investors increasingly recognized the market’s solid fundamentals and attractive yields. Historically, the municipal bond market has performed well when the Fed has ended a tightening cycle, and that appeared to be driving the market again. In addition, constrained supply and a flight to quality resulting from an uncertain geopolitical environment also provided support.

Security Selection Hindered Results

The fund’s performance was driven primarily by unfavorable security selection. Selection was particularly detrimental in the education, health care, industrial development, special tax and water & sewer sectors. Positions in Colorado Health, University of Chicago and certain Texas school districts were especially notable. An overweight position in continuing care retirement communities (“CCRCs”) also hampered relative returns.

On the other hand, the fund’s performance was helped by an overweight to revenue bonds, especially in the airport, prepaid gas and tobacco sectors. Strong selections in certain sectors were also advantageous, including in transportation, tobacco, housing, prepaid gas and public power. Leading contributors included California state general obligation bonds, Iowa tobacco bonds, New York transportation (LaGuardia Airport) and the Municipal Electric Authority of Georgia. The fund’s longer duration also produced a positive effect. The fund did not make use of derivatives during the period.

A Favorable Environment

A range of factors bode well for the municipal bond market. Historically, the market has performed well when the Fed has ended a rate-hiking cycle, and the market appears to be at that point again. The Fed opted not to raise rates late in 2023 as inflation continued to decline, and the Fed’s “dot plot” showing the future path of the federal funds rate indicates a reduction in rates could occur in mid-2024. Also favoring the market are the solid fundamentals, which have helped fuel the recent rebound. State and local issuers generally remain flush with cash, assisted by robust tax revenues stemming from a relatively strong economy and resilient residential real estate values. Finally, should the economy weaken in the near term, municipal bonds are likely to benefit if the stock market weakens.

As for the fund, we have positioned it to withstand a potential economic slowdown. While general obligation bonds are positively correlated with the economy, revenue bonds tend to be less cyclical. Accordingly, we remain well-diversified across the revenue bond sector and are positioned to benefit from its relative resilience if a downturn occurs. In that event, we also believe the market will benefit as investors again see the diversification advantages of an allocation to the municipal bond market. In addition to maintaining the fund’s duration and leverage, we will be looking to add yield, especially as opportunities arise among revenue bonds.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We will also be considering opportunities in longer bonds in order to capitalize on the likelihood of falling rates and produce a favorable total return.

December 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the waiver of a portion of the management fee by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through May 31, 2024, at which time it may be extended, terminated or modified. Had a portion of the management fee not been waived, the fund’s returns would have been lower.

2 Source: Lipper, Inc. ---The Bloomberg U.S. Municipal Bond Index (the “Index”) covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized and divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 VMTPS is a type of preferred stock where the dividends issued will vary with Securities Industry and Financial Markets Association Municipal Swap Index. The value of the dividend from the preferred share is set by a predetermined formula to move with rates.

4 The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Strategic Municipal Bond Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon Strategic Municipal Bond Fund, Inc. on 11/30/13 to a hypothetical investment of $10,000 made in the Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights within this report and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 11/30/2023
	1 Year	5 Years	10 Years
BNY Mellon Strategic Municipal Bond Fund, Inc.-Market Price	-4.48%	-.66%	2.54%
BNY Mellon Strategic Municipal Bond Fund, Inc.-Net Asset Value	2.88%	.84%	3.52%
Bloomberg U.S. Municipal Bond Index	4.28%	2.03%	2.77%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

DISTRIBUTION INFORMATION

The following information regarding the fund’s distributions is current as of November 30, 2023, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.

The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.

Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon Strategic Municipal Bond Fund, Inc.	100.00%	.00%	.00%	$.25	$.25	$.00	$.00

SELECTED INFORMATION

November 30, 2023 (Unaudited)

Market Price per share November 30, 2023		$ 5.41
Shares Outstanding November 30, 2023		49,428,691
New York Stock Exchange Ticker Symbol		DSM
MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended November 30, 2023
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	February 28, 2023	May 31, 2023	August 31, 2023	November 30, 2023
High	$6.12	$6.02	$5.77	$5.42
Low	5.63	5.50	5.37	4.72
Close	5.74	5.58	5.42	5.41
PERCENTAGE GAIN (LOSS) based on change in Market Price†
November 22, 1989 (commencement of operations) through November 30, 2023				375.41%
December 1, 2013 through November 30, 2023				28.45
December 1, 2018 through November 30, 2023				(3.24)
December 1, 2022 through November 30, 2023				(4.48)
March 1, 2023 through November 30, 2023				(2.59)
June 1, 2023 through November 30, 2023				(0.93)
September 1, 2023 through November 30, 2023				0.89

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)				$9.32
November 30, 2022				6.57
February 28, 2023				6.51
May 31, 2023				6.54
August 31, 2023				6.39
November 30, 2023				6.47
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
November 22, 1989 (commencement of operations) through November 30, 2023				509.72%
December 1, 2013 though November 30, 2023				41.35
December 1, 2018 through November 30, 2023				4.25
December 1, 2022 through November 30, 2023				2.88
March 1, 2023 through November 30, 2023				2.66
June 1, 2023 through November 30, 2023				1.04
September 1, 2023 through November 30, 2023				2.28
† With dividends reinvested.

STATEMENT OF INVESTMENTS

November 30, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8%
Alabama - 5.0%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.50	6/1/2030	1,800,000		1,706,794
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	2,710,000		2,283,015
Black Belt Energy Gas District, Revenue Bonds, Refunding (Gas Project) Ser. D1	5.50	2/1/2029	4,625,000	[a]	4,851,668
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2027	1,000,000	[a]	995,626
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.75	10/1/2046	6,000,000		6,309,967
				16,147,070
Alaska - .8%
Northern Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	6/1/2050	2,900,000		2,570,084
Arizona - 5.6%
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	4,305,000	[b,c]	258,300
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2045	1,500,000		1,368,111
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.25	7/1/2047	2,000,000	[b]	1,864,374
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,500,000		1,417,025
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2048	1,550,000		1,460,849
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2049	1,775,000	[b]	1,617,601

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Arizona - 5.6% (continued)
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	1,345,000		1,428,065
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate 5.00%	7.07	12/1/2037	4,550,000	[b,d,e]	4,830,963
The Phoenix Arizona Industrial Development Authority, Revenue Bonds (Legacy Traditional Schools Project) Ser. A	6.75	7/1/2044	1,000,000	[b]	1,007,994
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	3,000,000	[b]	2,713,873
				17,967,155
Arkansas - .6%
Arkansas Development Finance Authority, Revenue Bonds (Sustainable Bond) (U.S. Steel Corp.)	5.70	5/1/2053	1,900,000		1,903,296
California - 7.7%
California Community Choice Financing Authority, Revenue Bonds (Sustainable Bond) (Clean Energy Project)	5.25	10/1/2031	1,500,000	[a]	1,546,630
California Housing Finance Agency, Revenue Bonds, Ser. A	3.25	8/20/2036	1,647,744		1,513,563
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	1,000,000		968,304
California Municipal Finance Authority, Revenue Bonds, Ser. A	4.00	2/1/2051	1,500,000		1,292,300
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2051	1,000,000		1,026,574
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	1,500,000		1,450,659
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	5,250,000		5,382,391
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate 5.00%	8.59	5/1/2044	5,280,000	[b,d,e]	5,413,381

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
California - 7.7% (continued)
Tender Option Bond Trust Receipts (Series 2023-XM1114), (Long Beach Finance Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate 4.00%	4.51	8/1/2053	6,400,000	[b,d,e]	6,116,867
				24,710,669
Colorado - 5.2%
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,000,000		1,031,927
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	4,000,000		3,224,620
Colorado High Performance Transportation Enterprise, Revenue Bonds (C-470 Express Lanes System)	5.00	12/31/2056	1,000,000		995,149
Dominion Water & Sanitation District, Revenue Bonds, Refunding	5.88	12/1/2052	2,750,000		2,665,231
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A1) Recourse, Underlying Coupon Rate 4.00%	7.50	8/1/2044	3,260,000	[b,d,e]	3,561,418
Tender Option Bond Trust Receipts (Series 2023-XM1124), (Colorado Health Facilities Authority, Revenue Bonds (Adventist Health System/Sunbelt Obligated Group) Ser. A) Recourse, Underlying Coupon Rate 4.00%	4.67	11/15/2048	5,535,000	[b,d,e]	5,139,287
				16,617,632
Connecticut - .2%
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	530,000		497,889
Delaware - 1.1%
Delaware Economic Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Inc Obligated Group)	5.00	11/15/2048	3,700,000		3,508,051

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
District of Columbia - .3%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2049	1,000,000		898,153
Florida - 6.6%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	2,500,000		2,135,786
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2049	4,065,000		3,696,363
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	2,500,000		2,514,549
Lee Memorial Health System, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2049	1,600,000		1,455,536
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2045	2,075,000		1,994,746
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	2,000,000		1,252,340
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	1,000,000		769,246
Tender Option Bond Trust Receipts (Series 2023-XM1122), (Miami-Dade FL County Water & Sewer System, Revenue Bonds, Refunding, Ser. B) Recourse, Underlying Coupon Rate 4.00%	4.43	10/1/2049	7,500,000	[b,d,e]	7,162,544
				20,981,110
Georgia - 6.9%
Atlanta Water & Wastewater, Revenue Bonds (Proctor Creek Watershed) Ser. D	3.50	11/1/2028	500,000	[b]	504,762
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	2,500,000		2,551,326
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	6/1/2030	1,000,000	[a]	1,033,088

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Georgia - 6.9% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate 5.00%	8.45	10/1/2043	6,000,000	[b,d,e]	6,000,937
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta) Ser. A) Recourse, Underlying Coupon Rate 4.00%	5.94	7/1/2044	4,220,000	[b,d,e]	4,397,309
Tender Option Bond Trust Receipts (Series 2023-XF3183), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Units 3 & 4 Project) Ser. A) Recourse, Underlying Coupon Rate 5.00%	8.25	1/1/2059	2,720,000	[b,d,e]	2,727,690
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2040	1,000,000		1,017,261
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	4,200,000		3,676,612
				21,908,985
Hawaii - 1.4%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2047	2,500,000		2,594,814
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	2,500,000		1,759,177
				4,353,991
Illinois - 13.7%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2033	1,250,000		1,273,253
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2031	500,000		512,855
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2032	400,000		409,673
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,123,637
Chicago II, GO, Ser. A	5.00	1/1/2044	3,000,000		3,023,941
Chicago II Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2039	2,330,000		2,334,976
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2057	1,000,000		1,000,761

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Illinois - 13.7% (continued)
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,030,042
Illinois, GO, Ser. A	5.00	5/1/2038	2,850,000		2,956,566
Illinois, GO, Ser. B	5.00	11/1/2030	1,500,000		1,605,205
Illinois, GO, Ser. D	5.00	11/1/2028	3,000,000		3,177,960
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,500,000		2,519,153
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,440,922
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	2,250,000		2,233,273
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate 5.00%	8.32	4/1/2025	3,880,000	[b,d,e]	3,948,891
Tender Option Bond Trust Receipts (Series 2023-XF1623), (Regional Transportation Authority Illinois, Revenue Bonds, Ser. B) Non-Recourse, Underlying Coupon Rate 4.00%	4.26	6/1/2048	2,625,000	[b,d,e]	2,538,567
Tender Option Bond Trust Receipts (Series 2023-XM1112), (Chicago IL Water Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A) Non-recourse, Underlying Coupon Rate 5.25%	8.87	11/1/2053	10,000,000	[b,d,e]	10,689,802
				43,819,477
Indiana - 1.4%
Indiana Finance Authority, Revenue Bonds (Sustainable Bond)	7.00	3/1/2039	4,225,000	[b]	3,088,917
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds (Insured; Build America Mutual) Ser. F1	5.25	3/1/2067	1,250,000		1,295,403
				4,384,320
Iowa - 1.5%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	2,195,000		2,166,172

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Iowa - 1.5% (continued)
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. A	4.00	5/15/2053	1,000,000		626,170
Iowa Student Loan Liquidity Corp., Revenue Bonds, Ser. B	5.00	12/1/2032	1,000,000		1,079,163
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2049	815,000		792,127
				4,663,632
Kentucky - 2.5%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	2,800,000		2,826,632
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	2,560,000	[a]	2,548,879
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	2,680,000	[a]	2,625,283
				8,000,794
Louisiana - 3.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	2,400,000		2,233,749
New Orleans Aviation Board, Revenue Bonds (General Airport-N Terminal Project) Ser. A	5.00	1/1/2048	1,000,000		1,018,221
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate 5.00%	8.16	7/1/2047	8,195,000	[b,d,e]	8,243,499
				11,495,469
Maryland - 3.4%
Maryland Economic Development Corp., Revenue Bonds (Sustainable Bond) Ser. B	5.25	6/30/2055	2,575,000		2,610,683
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,282,333

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Maryland - 3.4% (continued)
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stevenson University Project)	4.00	6/1/2051	1,000,000		882,552
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate 5.00%	6.22	1/1/2024	4,000,000	[b,d,e]	4,004,945
				10,780,513
Massachusetts - 3.7%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group)	5.25	7/1/2052	1,000,000		1,043,881
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2038	2,130,000		2,170,978
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,000,000		1,025,827
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2030	1,000,000		1,064,953
Tender Option Bond Trust Receipts (Series 2023-XF1604), (Massachusetts State Transportation Fund, Revenue Bonds, Ser. B) Non-recourse, Underlying Coupon Rate 5.00%	8.70	6/1/2053	6,000,000	[b,d,e]	6,450,469
				11,756,108
Michigan - 4.4%
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	2,000,000		2,056,308
Michigan Building Authority, Revenue Bonds, Refunding	4.00	10/15/2049	2,500,000		2,398,395
Michigan Finance Authority, Revenue Bonds, Refunding	4.00	4/15/2042	1,000,000		961,643
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	1,000,000		1,004,485

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Michigan - 4.4% (continued)
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	12/31/2043	5,000,000	5,052,219
Pontiac School District, GO (Insured; Qualified School Board Loan Fund)	4.00	5/1/2045	2,700,000	2,616,125
				14,089,175
Minnesota - 1.2%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	4,000,000	3,968,411
Missouri - 4.5%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Lutheran Senior Services Projects)	5.00	2/1/2046	1,200,000	1,103,444
St. Louis Land Clearance for Redevelopment Authority, Revenue Bonds	5.13	6/1/2046	4,665,000	4,674,004
Tender Option Bond Trust Receipts (Series 2023-XM1116), (Jackson County Missouri Special Obligation, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate 4.25%	4.64	12/1/2053	6,000,000	[b,d,e] 5,800,476
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Projects) Ser. A	5.00	2/1/2042	1,000,000	946,254
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Mercy Health)	4.00	6/1/2053	2,000,000	1,824,788
				14,348,966
Multi-State - .6%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	2,360,000	[b] 2,020,430
Nevada - 2.3%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	2,770,000	2,833,516
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	5,000,000	4,389,758
				7,223,274

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
New Hampshire - .9%
New Hampshire Business Finance Authority, Revenue Bonds (University of Nevada Reno Project) (Insured; Build America Mutual) Ser. A	5.25	6/1/2051	1,500,000		1,620,856
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2051	1,500,000		1,104,028
				2,724,884
New Jersey - 6.4%
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	1,250,000		1,190,550
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	10/1/2024	2,170,000		2,170,251
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2044	1,500,000		1,599,170
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	1,500,000		1,573,348
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	2,000,000		2,172,359
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2048	2,400,000		2,343,788
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	2,025,000		2,060,330
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate 5.25%	8.94	6/15/2040	4,250,000	[b,d,e]	4,390,809
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	1,500,000		1,530,010
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	1,555,000		1,559,330
				20,589,945
New York - 9.9%
New York Convention Center Development Corp., Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2052	6,400,000	[f]	1,425,548
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,400,000	[b]	3,313,744

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
New York - 9.9% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2045	1,000,000		872,671
New York Transportation Development Corp., Revenue Bonds	5.63	4/1/2040	1,000,000		1,038,466
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal)	5.00	12/1/2040	3,050,000		3,153,805
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	3,000,000		2,974,033
New York Transportation Development Corp., Revenue Bonds (Sustainable Bond) (JFK International Airport Terminal One Project) (Insured; Assured Guaranty Municipal Corp.)	5.13	6/30/2060	1,000,000		1,007,132
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2035	1,100,000		1,157,252
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Project) Ser. A	4.75	11/1/2042	1,000,000	[b]	804,521
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C) Non-recourse, Underlying Coupon Rate 4.00%	4.16	11/15/2047	5,400,000	[b,d,e]	5,038,170
Tender Option Bond Trust Receipts (Series 2023-XF1638), (New York City Transitional Finance Authority, Revenue Bonds, Ser. E1) Non-recourse, Underlying Coupon Rate 4.00%	4.34	2/1/2049	10,000,000	[b,d,e]	9,666,286

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.8% (continued)
New York - 9.9% (continued)
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2046	1,650,000	[b] 1,337,300
				31,788,928
North Carolina - .9%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Obligated Group)	4.00	3/1/2051	2,000,000	1,342,558
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,500,000	1,399,275
				2,741,833
Ohio - 3.3%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	9,350,000	8,261,116
Centerville, Revenue Bonds, Refunding (Graceworks Lutheran Services Obligated Group)	5.25	11/1/2047	1,500,000	1,296,711
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	1,000,000	993,086
				10,550,913
Oklahoma - 3.0%
Tender Option Bond Trust Receipts (Series 2023-XF1572), (Oklahoma Water Resources Board State Loan Program, Revenue Bonds, Ser. B) Non-recourse, Underlying Coupon Rate 4.13%	4.89	10/1/2053	10,000,000	[b,d,e] 9,599,390
Oregon - 1.3%
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	4.00	8/15/2039	1,000,000	979,921
Port of Portland, Revenue Bonds, Refunding, Ser. 28	4.00	7/1/2047	2,720,000	2,504,096
Yamhill County Hospital Authority, Revenue Bonds, Refunding (Friendsview Retirement Community) Ser. A	5.00	11/15/2046	1,000,000	770,350
				4,254,367

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Pennsylvania - 9.4%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2031	1,510,000		1,627,466
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,000,000		1,010,922
Franklin County Industrial Development Authority, Revenue Bonds, Refunding (Menno-Haven Project)	5.00	12/1/2053	1,000,000		752,563
Pennsylvania Economic Development Financing Authority, Revenue Bonds	6.00	6/30/2061	2,000,000		2,197,960
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Presbyterian Senior Living)	4.00	7/1/2046	1,000,000		810,704
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences in Philadelphia)	5.00	11/1/2033	2,805,000		2,851,200
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,500,000		1,408,461
Tender Option Bond Trust Receipts (Series 2022-XF1408), (Pennsylvania State Turnpike Commission, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate 4.00%	4.28	12/1/2051	10,000,000	[b,d,e]	9,396,051
Tender Option Bond Trust Receipts (Series 2023-XF1525), (Pennsylvania Economic Development Financing Authority UPMC, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate 4.00%	4.08	5/15/2053	3,440,000	[b,d,e]	3,108,219
Tender Option Bond Trust Receipts (Series 2023-XM1133), (Philadelphia Water & Wastewater, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B) Non-recourse, Underlying Coupon Rate 5.50%	10.48	9/1/2053	4,380,000	[b,d,e]	4,868,097
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2039	2,000,000		1,984,124
				30,015,767

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Rhode Island - 2.0%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	500,000		524,662
Tender Option Bond Trust Receipts (Series 2023-XM1117), (Rhode Island Infrastructure Bank State Revolving Fund, Revenue Bonds, Ser. A) Non-recourse, Underlying Coupon Rate 4.25%	4.91	10/1/2053	6,000,000	[b,d,e]	5,916,439
				6,441,101
South Carolina - 5.0%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		854,837
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Bon Secours Mercy Health)	4.00	12/1/2044	3,500,000		3,283,866
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	2,000,000		1,753,451
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate 5.13%	7.07	12/1/2043	10,200,000	[b,d,e]	10,194,968
				16,087,122
South Dakota - 1.0%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-recourse, Underlying Coupon Rate 5.00%	8.84	7/1/2046	3,200,000	[b,d,e]	3,229,718
Texas - 9.6%
Arlington Higher Education Finance Corp., Revenue Bonds (Uplift Education) (Insured; Permanent School Fund Guarantee Program) Ser. A	4.25	12/1/2048	1,500,000		1,431,219
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) Ser. A	4.00	8/15/2051	2,000,000		1,621,688

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Texas - 9.6% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. A	5.75	8/15/2045	2,500,000		2,418,580
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	6.13	8/15/2048	3,000,000		3,015,750
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,327,631
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	2,000,000		1,931,234
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2051	7,500,000	[f]	1,733,065
Houston Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.50	7/1/2053	1,700,000		1,643,733
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2046	1,000,000		919,624
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	1,000,000		931,685
Love Field Airport Modernization Corp., Revenue Bonds (Southwest Airlines Co. Project)	5.00	11/1/2028	850,000		850,095
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,000,000	[b]	971,483
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Baylor Scott & White Health Obligated Group)	5.00	11/15/2051	1,500,000		1,559,089
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (MRC Stevenson Oaks Project)	6.75	11/15/2051	1,000,000		883,234
Tender Option Bond Trust Receipts (Series 2023-XM1125), (Medina Valley Independent School District, GO (Insured; Permanent School Fund Guarantee Program)) Non-recourse, Underlying Coupon Rate 4.00%	4.59	2/15/2053	6,000,000	[b,d,e]	5,788,641

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Texas - 9.6% (continued)
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	12/31/2039	1,345,000		1,315,873
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2039	1,500,000		1,468,239
				30,810,863
U.S. Related - 1.4%
Puerto Rico, GO, Ser. A	0.00	7/1/2024	35,840	[f]	34,984
Puerto Rico, GO, Ser. A	0.00	7/1/2033	284,274	[f]	173,422
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	170,415		152,671
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	231,699		200,637
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	240,964		200,832
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	198,557		182,081
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	220,898		206,645
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	246,018		250,371
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	2,489,835		2,635,300
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	243,790		254,791
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	232,950		250,993
				4,542,727
Utah - 1.7%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2048	2,000,000		2,029,365
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2042	1,265,000		1,290,575
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	2,000,000		1,973,197
				5,293,137
Virginia - 5.9%
Henrico County Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.01	8/23/2027	3,200,000	[d]	3,585,367
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate 5.50%	10.51	7/1/2057	7,500,000	[b,d,e]	8,315,132
Virginia College Building Authority, Revenue Bonds (Green Bond) (Marymount University Project)	5.00	7/1/2045	1,000,000	[b]	904,476
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	4,350,000		4,365,348

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Virginia - 5.9% (continued)
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	1,000,000		883,995
Williamsburg Economic Development Authority, Revenue Bonds (William & Mary Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.13	7/1/2058	1,000,000		953,354
				19,007,672
Washington - .3%
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2051	1,465,000	[b]	1,090,146
Wisconsin - 3.6%
Public Finance Authority, Revenue Bonds (CHF - Wilmington) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2058	3,665,000		3,729,533
Public Finance Authority, Revenue Bonds (Cone Health) Ser. A	5.00	10/1/2052	1,000,000		1,037,989
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.50	7/1/2052	1,500,000		1,627,260
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.63	7/1/2055	1,650,000		1,803,092
Public Finance Authority, Revenue Bonds (Gannon University Project)	5.00	5/1/2042	750,000		730,440
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods at Marylhurst Project)	5.25	5/15/2042	750,000	[b]	680,730
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Bellin Memorial Hospital Obligated Group)	5.50	12/1/2052	1,000,000		1,069,785

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 149.8% (continued)
Wisconsin - 3.6% (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2046	1,250,000	974,902
				11,653,731
Total Investments (cost $491,411,235)			149.8%	479,036,898
Liabilities, Less Cash and Receivables			(49.8%)	(159,288,077)
Net Assets Applicable to Common Stockholders			100.0%	319,748,821

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2023, these securities were valued at $188,717,616 or 59.02% of net assets.

c Non-income producing—security in default.

d The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
General	26.0
Medical	18.9
Water	17.9
Transportation	17.5
Education	12.3
Nursing Homes	11.4
Airport	10.9
Development	6.9
Power	6.5
General Obligation	5.8
School District	5.6
Tobacco Settlement	4.9
Housing	2.2
Multifamily Housing	1.1
Single Family Housing	.8
Student Loan	.7
Bond Bank	.4
149.8

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
TSFR	Term Secured Overnight Financing Rate	U.S. T-BILL	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance	VMTPS	Variable Rate MuniFund Term Preferred Shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	491,411,235	479,036,898
Cash		722,872
Interest receivable		7,352,256
Prepaid expenses		24,065
		487,136,091
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		193,501
Payable for inverse floater notes issued—Note 3		113,555,000
VMTPS at liquidation value—Note 1 ($49,300,000 face amount, respectively, report net of unamortized VMTPS deferred offering cost of $247,614)—Note 1(g)		49,052,386
Payable for investment securities purchased		2,204,767
Interest and expense payable related to inverse floater notes issued—Note 3		1,359,841
Dividends payable to Common Stockholders		889,716
Directors’ fees and expenses payable		23,036
Other accrued expenses		109,023
		167,387,270
Net Assets Applicable to Common Stockholders ($)		319,748,821
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (49,428,691 shares issued and outstanding)		49,429
Paid-in capital		368,386,722
Total distributable earnings (loss)		(48,687,330)
Net Assets Applicable to Common Stockholders ($)		319,748,821

Shares Outstanding
(110 million shares authorized)	49,428,691
Net Asset Value Per Share of Common Stock ($)	6.47

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2023

Investment Income ($):
Interest Income	20,427,716
Expenses:
Management fee—Note 2(a)	1,847,026
Interest and expense related to inverse floater notes issued—Note 3	4,205,348
Administration fee—Note 2(a)	923,513
VMTPS interest expense—Note 1(g)	874,893
Professional fees	110,111
Directors’ fees and expenses—Note 2(c)	59,874
Shareholders’ reports	56,957
Commission fees—Note 1 and Redemption and Paying Agent fees—Note 2(b)	56,065
Registration fees	40,117
Amortization of VMTPS offering costs—Note 1(g)	33,221
Chief Compliance Officer fees—Note 2(b)	12,426
Shareholder servicing costs	5,184
Custodian fees—Note 2(b)	3,797
Miscellaneous	38,934
Total Expenses	8,267,466
Less—reduction in expenses due to undertaking—Note 2(a)	(369,405)
Less—reduction in fees due to earnings credits—Note 2(b)	(3,797)
Net Expenses	7,894,264
Net Investment Income	12,533,452
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(15,440,055)
Net change in unrealized appreciation (depreciation) on investments	11,997,957
Net Realized and Unrealized Gain (Loss) on Investments	(3,442,098)
Dividends to Preferred Stockholders	(1,747,418)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	7,343,936

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended November 30, 2023

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(190,647,086)
Proceeds from sales of portfolio securities	195,071,451
Dividends paid to Preferred Stockholders	(1,768,134)
Interest income received	20,737,001
Interest and expense related to inverse floater notes issued	(3,710,854)
VMTPS interest expense	(874,893)
VMTPS offering costs paid	(280,835)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(2,426,189)
Operating expenses paid	(395,706)
Net Cash Provided (or Used) in Operating Activities		15,704,755
Cash Flows from Financing Activities ($):
Net proceeds from VMTPS sold	49,300,000
Dividends paid to Common Stockholders	(12,456,029)
Cost of Auction Preferred Stock shares redeemed	(49,300,000)
Decrease in payable for inverse floater notes issued	(2,859,671)
Net Cash Provided (or Used) in Financing Activities		(15,315,700)
Net Increase (Decrease) in Cash		389,055
Cash at beginning of period		333,817
Cash at End of Period		722,872
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Stockholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		7,343,936
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Applicable to Common Stockholders Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		17,659,653
Decrease in interest receivable		309,285
Increase in unamortization deferred VMTPS offering costs		(247,614)
Increase in prepaid expenses		(7,460)
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(2,629)
Increase in payable for investment securities purchased		2,204,767
Increase in interest and expense payable related to inverse floater notes issued		494,494
Decrease in dividends payable to Preferred Stockholders		(20,716)
Decrease in Directors' fees and expenses payable		(10,304)
Decrease in commissions payable and other accrued expenses		(20,700)
Net change in unrealized (appreciation) depreciation on investments		(11,997,957)
Net Cash Provided (or Used) in Operating Activities		15,704,755

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2023	2022
Operations ($):
Net investment income	12,533,452	16,503,441
Net realized gain (loss) on investments	(15,440,055)	(12,630,458)
Net change in unrealized appreciation (depreciation) on investments	11,997,957	(75,322,418)
Dividends to Preferred Stockholders	(1,747,418)	(810,577)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	7,343,936	(72,260,012)
Distributions ($):
Distributions to stockholders	(12,258,315)	(17,398,684)
Distributions to Common Stockholders	(12,258,315)	(17,398,684)
Capital Stock Transactions ($):
Net proceeds from VMTPS sold	49,300,000	-
Distributions reinvested	-	60,028
Cost of Auction Preferred Stock shares redeemed	(49,300,000)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	60,028
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(4,914,379)	(89,598,668)
Net Assets Applicable to Common Stockholders ($):
Beginning of Period	324,663,200	414,261,868
End of Period	319,748,821	324,663,200
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	7,180
Net Increase (Decrease) in Shares Outstanding	-	7,180

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

	Year Ended November 30,
	2023[a]	2022[b]	2021[c]	2020[d]	2019[e]
Per Share Data ($):
Net asset value, beginning of period	6.57	8.38	8.24	8.30	7.91
Investment Operations:
Net investment income[f]	.25	.33	.37	.40	.41
Net realized and unrealized gain (loss) on investments	(.06)	(1.77)	.13	(.09)	.43
Dividends to Preferred Stockholders from net investment income	(.04)	(.02)	(.00)[g]	(.01)	(.03)
Total from Investment Operations	.15	(1.46)	.50	.30	.81
Distributions to Common Stockholders:
Dividends from net investment income	(.25)	(.35)	(.36)	(.36)	(.42)
Net asset value, end of period	6.47	6.57	8.38	8.24	8.30
Market value, end of period	5.41	5.92	8.24	7.66	8.19
Market Price Total Return (%)	(4.48)	(24.21)	12.46	(1.87)	21.12

	Year Ended November 30,
	2023[a]	2022[b]	2021[c]	2020[d]	2019[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.58	1.54	1.20	1.56	1.86
Ratio of net expenses to average net assets	2.47	1.43	1.09	1.44	1.75
Ratio of interest and expense related to inverse floater notes issued, VMTPS interest expense to average net assets	1.59	.56	.25	.60	.90
Ratio of net investment income to average net assets	3.92	4.64	4.39	4.98	5.05
Portfolio Turnover Rate	34.88	30.58	9.10	26.56	41.28
Asset Coverage of VMTPS and Preferred Stock, end of period	749	759	940	926	932
Net Assets, applicable to Common Stockholders, end of period ($ x 1,000)	319,749	324,663	414,262	407,089	409,972
VMTPS and Preferred Stock Outstanding, end of period ($ x 1,000)	49,300	49,300	49,300	49,300	49,300
Floating Rate Notes Outstanding, end of period ($ x 1,000)	113,555	116,415	138,705	152,185	182,074

a The ratios based on total average net assets including equity to Preferred Stockholders are as follows: total expense ratio of 2.36%, a net expense ratio of 2.25%, an interest expense related to floating rate notes issued ratio of 1.45% and a net investment income of 3.58%.

b The ratios based on total average net assets including equity to Preferred Stockholders are as follows: total expense ratio of 1.35%, a net expense ratio of 1.25%, an interest expense related to floating rate notes issued ratio of .49% and a net investment income of 4.07%.

c The ratios based on total average net assets including equity to Preferred Stockholders are as follows: total expense ratio of 1.07%, a net expense ratio of .97%, an interest expense related to floating rate notes issued ratio of .23% and a net investment income of 3.92%.

d The ratios based on total average net assets including equity to Preferred Stockholders are as follows: total expense ratio of 1.38%, a net expense ratio of 1.28%, an interest expense related to floating rate notes issued ratio of .53% and a net investment income of 4.43%.

e The ratios based on total average net assets including equity to Preferred Stockholders are as follows: total expense ratio of 1.66%, a net expense ratio of 1.56%, an interest expense related to floating rate notes issued ratio of .80% and a net investment income of 4.50%

f Based on average common shares outstanding.

g Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DSM.

Prior to July 12, 2023, the fund had outstanding 698 Series A shares, 662 Series B shares and 612 series C shares for a total of 1,972 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates were determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, was the Auction Agent, which received a fee from the fund for its services in connection with such auctions. The fund had also compensated broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

On July 12, 2023 (the “VMTP Shares Effective Date”), the fund announced the successful redemption of APS and the sale of $49,300,000 of Variable Rate MuniFund Term Preferred Shares (“VMTPS”) to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), pursuant to an offering exempt from registration under the Securities Act.

The fund has outstanding 1,972 shares of VMTPS. As with the APS, the fund is subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to holders of the fund’s Common Stock (“Common Stockholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of VMTPS at their liquidation value (i.e., $25,000 per share). Thus, redemptions of VMTPS may be deemed to be outside of the control of the fund.

The VMTPS have a mandatory redemption date of July 14, 2053, and are subject to an initial early redemption date of July 13, 2026, subject to the option of the holders to retain the VMTPS. VMTPS that are neither retained by the holder nor successfully remarketed by the early redemption date will be redeemed by the fund.

As of the VMTPS Effective Date, the fund entered into a Redemption and Paying Agent Agreement with The Bank of New York Mellon with respect to the VMTPS. Under the Redemption and Paying Agreement, The Bank of New York Mellon provides certain transfer agency and payment services with respect to the VMTPS for the fund.

The holders of VMTPS, voting as a separate class, have the right to elect at least two directors. The holders of VMTPS will vote as a separate class on certain other matters, as required by law. The same directors that were designated for election by holders of the APS are designated for election by holders of VMTPS. The fund’s Board of Directors (the “Board”) has designated Joni Evans and Robin A. Melvin as directors to be elected by the holders of VMTPS.

Dividends on VMTPS are normally declared daily and paid monthly. The Dividend Rate on the VMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread (all defined terms as defined in the fund’s articles supplementary).

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement

NOTES TO FINANCIAL STATEMENTS (continued)

date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	479,036,898	-	479,036,898
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(113,555,000)	-	(113,555,000)
VMTPS††	-	(49,300,000)	-	(49,300,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

NOTES TO FINANCIAL STATEMENTS (continued)

from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Additional Information section within this annual report provides more details about the fund’s principal risk factors.

(d) Dividends and distributions to Common Stockholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Stockholders will have their distributions reinvested in additional shares of the fund, unless such Common Stockholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On November 29, 2023, the Board declared a cash dividend of $.018 per share from net investment income, payable on December 29, 2023 to Common Stockholders of record as of the close of business on December 14, 2023. The ex-dividend date was December 13, 2023.

(e) Dividends and distributions to stockholders of APS: Prior to July 12, 2023, dividends, which were cumulative, were generally reset every seven days for each series of APS pursuant to a process specified in related fund charter documents. These rates reflected the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received. The average dividend rates for the period ended July 10, 2023 for each series of APS were as follows: Series A-5.774%, Series B-5.849% and Series C-5.866%. During the period ended November 30, 2023, Dividends to Preferred Stockholders paid was $1,747,418 which is in Statement of Operations and Statement of Changes In Net Assets.

Dividends to stockholders of VMTPS: Dividends on VMTPS are normally declared daily and paid monthly. The Dividend Rate on the VMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the VMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread. The Applicable Rate of the VMTPS was equal to the sum of .95% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 3.30% on November 30, 2023. The dividend rate as of November 30, 2023 for the VMTPS was 4.25% (all terms as defined in the fund’s articles supplementary).

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $986,655, accumulated capital losses $36,720,085 and unrealized depreciation $12,064,184.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2023. The fund has $16,199,661 of short-term capital losses and $20,520,424 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to Common Stockholders during the fiscal years ended November 30, 2023 and November 30, 2022 were as follows: tax-exempt income $14,005,733 and $18,209,261, respectively.

(g) VMTPS: The fund’s VMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date of July 14, 2053. Dividends paid on VMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been deferred and are being amortized into expense over 36 months from VMTP Shares Effective Date.

During the period ended November 30, 2023, the fund was charged $874,893 for VMTPS interest expense. These fees are included in VMTPS interest expense in the Statement of Operations.

The average amount of borrowings outstanding for the VMTPS from July 12, 2023 through November 30, 2023 was approximately $49,300,000, with a related weighted average annualized interest rate of 4.59%.

NOTE 2—Management Fee, Sub-Advisory Fee, Administration Fee, and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average weekly net assets (including, net assets representing APS outstanding until July 11, 2023 and, effective July 12, 2023, liabilities representing VMTPS outstanding) and is payable monthly. The fund also has an administration agreement with the Adviser and a custody agreement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser. The fund pays in the aggregate for administration, custody and transfer agency services, a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets (including, net assets representing APS outstanding until July 11, 2023 and, effective July 12, 2023, liabilities representing VMTPS outstanding). All out-of-pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

The Adviser has undertaken, from December 1, 2022 through May 31, 2024, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including, net assets representing APS outstanding until July 11, 2023 and, effective July 12, 2023, liabilities representing VMTPS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $369,405 during the period ended November 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average weekly net assets (including, net assets representing APS outstanding until July 11, 2023 and, effective July 12, 2023, liabilities representing VMTPS outstanding).

(b) The fund has an arrangement with the Custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Custodian fees. For financial reporting purposes, the fund includes custody net earnings credits as an expense offset in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2023, the fund was charged $3,797 pursuant to the custody agreement. These fees were offset by earnings credits of $3,797.

The fund compensates The Bank of New York Mellon under a Redemption and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the VMTPS. During the period ended November 30, 2023, the fund was charged $10,000 for the services provided by the Redemption and Paying Agent (the “Redemption and Payment Agent”).

During the period ended November 30, 2023, the fund was charged $12,426 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $145,309, Administration fee of $72,654, the Redemption and Paying Agent fees of $2,500 and Chief Compliance Officer fees of $2,063,

NOTES TO FINANCIAL STATEMENTS (continued)

which are offset against an expense reimbursement currently in effect in the amount of $29,025.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended November 30, 2023, amounted to $129,481,759 and $127,040,352, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2023 was approximately $106,309,311, with a related weighted average annualized interest rate of 3.96%.

At November 30, 2023, the cost of investments for federal income tax purposes was $377,546,082; accordingly, accumulated net unrealized depreciation on investments was $12,064,184, consisting of $9,738,838 gross unrealized appreciation and $21,803,022 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Strategic Municipal Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Strategic Municipal Bond Fund, Inc. (the “Fund”), including the statement of investments, as of November 30, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 22, 2024

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Stockholder who has fund shares registered in his or her name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Stockholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Stockholder who owns fund shares registered in nominee name through his or her broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his or her broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Stockholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the Common Stockholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

The Administrator maintains all Common Stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at

ADDITIONAL INFORMATION (Unaudited) (continued)

times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent believed by the Adviser to be consistent with the preservation of capital. The fund’s investment objective is fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. No assurance can be given that the fund will achieve its investment objective.

Fundamental Investment Policy. The fund ordinarily invests all of its net assets in municipal obligations that provide income exempt from federal personal income tax, and has adopted a fundamental investment policy to invest, under normal market conditions, at least 80% of its net assets in municipal obligations. As with the fund’s investment objective, this investment policy may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities.

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, that provide income exempt from federal income tax. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. The fund may purchase floating and variable rate obligations, municipal derivatives, such as custodial receipt programs created by financial intermediaries, tender option bonds, and participations in municipal obligations.

Non-Fundamental Investment Policies. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations considered investment grade by Moody’s, S&P or Fitch or the unrated equivalent as determined by the Sub-Adviser in the case of bonds, and in the two highest rating categories of Moody’s, S&P or Fitch or the unrated equivalent as determined by the Sub-Adviser in the case of short term obligations having or deemed to have maturities of less than one year. The fund may invest the remainder of its assets in municipal obligations considered below investment grade by Moody’s, S&P and Fitch, including those rated no lower than C, but it currently is the intention of the fund to invest such remainder of its assets primarily in bonds rated no lower than Ba by Moody’s and BB by S&P and Fitch. Bonds rated below investment grade and short term obligations rated below the two highest rating categories of Moody’s, S&P and Fitch will be purchased only if the Sub-Adviser determines that the purchase is consistent with the fund’s investment objective. Investment grade bonds are those rated in the four highest rating categories of Moody’s, S&P or Fitch. The fund also may invest in taxable investments to the extent and of the quality described below. At least 65% of the value of the fund’s net assets (except when maintaining a temporary defensive position) will be invested in bonds and debentures.

Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed ten years. The fund emphasizes investments in municipal obligations with long term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment. Under normal market conditions, long term municipal obligations generally provide a higher yield than short term municipal obligations. The fund, however, may invest in short term municipal obligations when their yields are greater than yields available on long term municipal obligations and for temporary defensive purposes.

From time to time, the fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on certain municipal obligations (including certain industrial development bonds) which are specific private activity bonds, while exempt from federal income tax, is a preference item for the purpose of the federal alternative minimum tax. If the fund, as a regulated investment company, receives such interest, a proportionate share of any exempt-interest dividend paid by the fund will be treated as a preference item to an investor. The fund may invest without limitation in such municipal obligations if the Sub-Adviser determines that their purchase is consistent with the fund’s investment objective.

Taxable Investments and other Investment Techniques.

The fund may employ, among others, the investment techniques described below. Use of certain of these techniques may give rise to taxable income.

Temporary Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the fund’s net assets) or for temporary defensive purposes without limitation, the fund may invest in taxable short term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody’s, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P or Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers’ acceptances; time deposits; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to interest earned from Taxable Investments will be taxable to investors. Under normal

ADDITIONAL INFORMATION (Unaudited) (continued)

market conditions, the fund anticipates that not more than 5% of its total assets will be invested in any of the foregoing categories of Taxable Investments.

When-Issued Securities. New issues of municipal obligations usually are offered on a when-issued basis, which means that delivery and payment for such municipal obligations normally take place within 35 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal obligations are fixed at the time the buyer enters into the commitment. The fund will make commitments to purchase such municipal obligations only with the intention of actually acquiring the securities, but the fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The fund will not accrue income with respect to a when-issued security before its stated delivery date. No additional when-issued commitments will be made if more than 20% of the fund’s net assets would be so committed.

Stand-By Commitments. The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment the fund obligates a broker, dealer or bank to repurchase, at the fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors.

Inverse Floating Rate Securities. The fund may invest in residual interest municipal obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the fund when short term interest rates rise, and increase the interest paid to the fund when short term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating-rate to a fixed-rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Use of Leverage. The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issued VMTPS and issues floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stockholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Stockholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stockholders. If either of these conditions change along with other factors that may have an effect on VMTPS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Principal Risk Factors

The fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a short-term trading vehicle. The fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal obligations. Other factors include the general conditions of the municipal obligations market, the size of the particular offering, and the maturity of the obligation and the rating of the issue. The municipal obligations market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell municipal obligations at prices at or near their perceived value. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s net asset value per share of Common Stock. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

ADDITIONAL INFORMATION (Unaudited) (continued)

In addition, the fund may invest up to 20% of its net assets in below investment grade municipal obligations. Below investment grade municipal obligations (commonly referred to as “high yield” or “junk” bonds) involve substantial risk of loss and are considered predominantly speculative with respect to the issuer’s or obligor’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield municipal obligations tend to be very volatile, and those bonds are less liquid than investment grade municipal obligations.

Because there is no established retail secondary market for many of these municipal obligations, it may be anticipated that such obligations could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these obligations does exist, it generally is not as liquid as the secondary market for higher-rated municipal obligations. The lack of a liquid secondary market may have an adverse impact on market price and yield and the fund’s ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain municipal obligations also may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund’s portfolio and calculating its net asset value. In such cases, the Sub-Adviser’s judgment may play a greater role in valuation because less reliable, objective data may be available.

Call Risk. Some municipal obligations give the issuer the option to “call,” or prepay, the securities before their maturity date. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call their bonds. If a call were exercised by the issuer of a bond held by the fund during a period of declining interest rates, the fund is likely to replace such called bond with a lower yielding bond. If that were to happen, it could decrease the fund’s distributions and possibly could affect the market price of the Common Stock. Similar risks exist when the fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the fund’s current earnings rate. A decline in income could affect the market price or overall return of the Common Stock. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Credit Risk. Credit risk is the risk that one or more municipal bonds in the fund’s portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status. Below investment grade municipal obligations involve greater credit risk than investment grade municipal obligations. In addition, sizable investments by the fund in revenue obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties.

Interest Rate Risk. Prices of municipal obligations and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Interest rates in the United States, however, have been rising and are expected to continue to increase in the future. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.

Tax Risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although the fund will invest in municipal obligations that pay income that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), from regular federal income tax, if any such municipal obligation fails to meet these regulatory requirements, the income received by the fund from its investment in such obligations and distributed by the fund to Common Stockholders will be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal obligations to fall. In addition, the federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Stockholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal obligations tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal obligations at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases

ADDITIONAL INFORMATION (Unaudited) (continued)

in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

When-Issued Securities Risk. When purchasing a security on a forward commitment basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Because the fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the fund’s other investments. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the fund to risks because they may experience such fluctuations prior to their actual delivery.

Use of Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stockholders, including: the likelihood of greater volatility of net asset value, market price and dividend rate of Common Stock than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the fund must pay on any leverage will reduce the return to Common Stockholders; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of Common Stock than if the fund were not leveraged, which may result in a greater decline in the market price of Common Stock.

Market Risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. A widespread outbreak of an infectious disease, such as COVID-19, and efforts to contain its spread, may result in market volatility, inflation, reduced liquidity or disruption in the trading of certain financial instruments, and systemic economic weakness. To the extent the fund may overweight its investments in certain regions, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those regions, companies, industries or sectors.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds, such as the fund, frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. The fund cannot predict whether its Common Stock will trade at, above or below net asset value.

Management Risk. The fund is subject to management risk because the fund is actively managed. The Sub-Adviser and the fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Risk of Mandatory and Optional Redemptions of VMTP Shares. The fund may be forced to redeem VMTP Shares to meet regulatory or rating agency requirements, or requirements under the fund’s articles supplementary, or may voluntarily redeem VMTP Shares at any time. The fund would have to sell portfolio securities to raise the cash necessary to redeem the VMTP Shares. Such sale could occur under unfavorable market conditions adversely effecting the net asset value per share of the fund’s Common Stock.

Cybersecurity Risk. The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Stockholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Given the risks described above, an investment in Common Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the fund.

ADDITIONAL INFORMATION (Unaudited) (continued)

Recent Changes

During the period ended November 30, 2023, there were: (i) no material changes in the fund’s investment objectives or policies that have not been approved by shareholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from net investment income during its fiscal year ended November 30, 2023 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV, which will be mailed in early 2024.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on October 30-31, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, respectively, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end general and insured municipal debt funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds (the “Performance Universe”), all for various periods ended August 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end general and insured municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was below the Performance Group and Performance Universe medians for all periods and the fund’s total return performance, on a market price basis, was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance, on a net asset value basis, was above or at the Performance Group and Performance Universe medians for nine of the ten of the one-year periods ended August 31st, and, on a market price basis, was above or at the Performance Group median for nine of the ten one-year periods ended August 31st and above the Performance Universe medians for eight of the ten one-year periods ended August 31st. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered that, based on common assets alone, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expense were lower than the Expense Group median and slightly lower than the Expense Universe median total expenses, and that, based on common assets and leveraged assets together, the fund’s contractual management fee was higher than the Expense Group median contractual management fee, based on common assets and leveraged assets together, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has agreed, until May 31, 2024, to waive receipt of a portion of its management fee from the fund in the amount of .10% of the value of the fund’s average weekly net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s long-term relative performance compared to the fund’s benchmark index and determined to continue to monitor the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Current term expires in 2024.

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Joni Evans (81)

Board Member (2006)

Current term expires in 2024.

Principal Occupation During Past 5 Years:

• www.PureWow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (76)

Board Member (2017)

Current term expires in 2026.

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Alan H. Howard (64)

Board Member (2018)

Current term expires in 2025.

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-December 2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-May 2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (60)

Board Member (1995)

Current term expires in 2025.

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Burton N. Wallack (73)

Board Member (2006)

Current term expires in 2026.

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

Benaree Pratt Wiley (77)

Board Member (1998)

Current term expires in 2026.

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 57

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

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OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipal Bond Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Chief Compliance Officer
Joseph S. DiMartino, Chairman	Joseph W. Connolly
Joni Evans†	Portfolio Managers
Joan Gulley	Daniel A. Rabasco
Alan H. Howard	Jeffrey B. Burger
Robin A. Melvin†
Burton N. Wallack
Benaree Pratt Wiley	Investment Adviser and Administrator
Gordon Davis††	BNY Mellon Investment Adviser, Inc.
† Elected by VMTPS Holders	Sub-Adviser
†† Advisory Board Member	Insight North America LLC
Officers	Custodian
President	The Bank of New York Mellon
David DiPetrillo	Counsel
Chief Legal Officer	Proskauer Rose LLP
Peter M. Sullivan	Transfer Agent,
Vice President and Secretary	Dividend -Paying Agent
James Bitetto	Disbursing Agent and Registrar
Vice President and Secretaries	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	The Bank of New York Mellon
Jeff Prusnofsky	(VMTP Shares)
Amanda Quinn	Stock Exchange Listing
Joanee Skerrett	NYSE Symbol: DSM
Natalya Zelensky	Initial SEC Effective Date
Treasurer	11/22/89
James Windels
Vice Presidents
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Gavin C. Reilly
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipal Bond Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser and Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC

200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DSM

For more information about the fund, visit https://im.bnymellon.com/closed-end-funds. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0852AR1123

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,420 in 2022 and $38,168 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $34,498 in 2022 and $35,335 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2022 and $3,342 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2022 and $8,158 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,144,335 in 2022 and $1,886,566 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrant.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. From June 1, 2023 to November 30, 2023, the Registrant's audit committee consisted of the following non-interested Board members: Joseph S. DiMartino, Joni Evans, Joan Gulley, Alan H. Howard, Robin A. Melvin, Burton N. Wallack and Benaree P. Wiley.

Item 6. Investments.

(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Due to the nature of the investments held in connection with the Registrant's investment strategy, the Registrant does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity,

Insight North America LLC will seek to make voting decisions that are consistent with its proxy voting policy and procedures. The Registrant does not currently participate in a securities lending program.

The Registrant's Board of Directors has adopted the following procedures with respect to proxy voting by the Registrant.

SUMMARY OF THE REGISTRANT'S PROXY VOTING POLICY AND PROCEDURES

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Registrant's portfolio to Insight North America LLC ("INA"), the Registrant's sub-investment adviser, as described below. BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") serves as the Registrant's investment adviser.

In addition, the Board has adopted INA's proxy voting procedures pursuant to which proxies of companies held in the Registrant's portfolio will be voted.

Proxy Voting Operations

The Registrant has engaged Institutional Shareholder Services Inc. ("ISS") as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Registrant owns shares of another registered investment company (an "Acquired Fund"), the Registrant may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

The Registrant may participate in a securities lending program to generate income for its portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the Registrant. In certain circumstances, BNYM Investment Adviser may seek to recall a security on loan before a record date in order to cast a vote (for example, if INA determines, based on the information available at the time, that there is a material proxy event that could affect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the Registrant). However, BNYM Investment Adviser anticipates that, in most cases, the potential income the Registrant may derive from a loaned security would outweigh the benefit the Registrant could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYM Investment Adviser or INA. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The Registrant's Chief Compliance Officer is responsible for confirming that INA has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Registrant's proxies are voted in the best interests of the Registrant. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Registrant is monitored to ensure compliance with INA's procedures, as applicable, such as by sampling votes cast for the Registrant, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable INA's Proxy Voting Procedures.

Oversight of ISS for Voting Proxies for of Designated BHC Securities. For ISS's voting activities in respect of proxies for securities of the Designated BHCs, BNYM Investment Adviser, through its legal, operational and administrative support groups, as well as certain BNY Mellon vendor review groups and engaged external consulting firms, shall provide ongoing oversight of ISS in order to ensure that ISS continues to vote proxies in the best interests of the Registrant and shall establish and implement measures reasonably designed to identify and address any conflicts involving ISS that can arise on an ongoing basis by requiring ISS to provide updates regarding any changes to its business, including with respect to capacity and competency to provide proxy voting advice, or its conflict policies and procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the boards on the Registrant's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Registrant Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Registrant is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.im.bnymellon.com. The Registrant has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF INA'S PROXY VOTING POLICY AND PROCEDURES

1. Introduction

INA seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximising shareholder value, ensuring good governance and delivering investment performance aligned with our Clients' long-term economic interests.

The INA Proxy Voting Policy ("Policy") sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively "Insight").

2. Policy Statement

Insight is committed to supporting good governance practices and also voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.

3. Scope

This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority. Alternatively, where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.

4. Proxy Voting Process

Insight's proxy voting activity adheres to best-practice standards and is a component of Insight's Stewardship and Engagement Policy. In implementing its Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

•	Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.
•	Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.
•	Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.
•	Sustainability: The board should take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

•	The Chair: The Independent Chair of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.
•	The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making. There should be a clear division, between the board and the executive leadership of the company.
•	Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

•	Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.
•	Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.
•	Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member's contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company's position and prospects.

•	Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.
•	Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.
•	Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company's emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

•	Goal Based: The board should base remuneration on goal- based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.
•	Transparent: Remuneration arrangements should be transparent and should avoid complexity.
•	Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group ("PVG") – (see section 6). Voting Guidelines are available at the following link: www.insightinvestment.com/ri.

Voting activity is most usually performed by the Chair of the PVG, a senior portfolio manager with no day to day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background. However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, (see section 4.1). The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva ("Voting Agent"). The Voting Agent's responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight's Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgement – often relating to corporate transactions or shareholder resolutions. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will review for contentious resolutions, and in the event of one will determine if an actual or potential conflict exists in which case the resolution will be escalated to the PVG voting committee (see section 5.1).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted on its website (see section 7). Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent's related services.

5. Conflicts of Interest

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight's Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

•       make a financial gain or avoid a financial loss at the expense of the Client

•       present material differences in the thoughts of two PM's who own the same security

•       benefit if it puts the interest of one Client over the interests of another Client

•       gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client's interest

•       obtain a higher than usual benefit from a third party in relation to a service provided to the Client

•       receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or have a personal interest that could be seen to conflict with their duties at Insight

•       create a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.

•       create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM's who own the same security

5.1 Escalation of Contentious Voting Issue

When a contentious voting issue is identified, the PVG Chairman or delegate will review, evaluate and determine whether an actual material conflict of interest exists, and if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

•       removing certain Insight personnel from the proxy voting process

•       walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote and

•       voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner

An unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer ("CIO") or their delegate for additional input.

6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

Casting votes on behalf of Clients

•       Voting Policy: Oversee and set the Proxy Voting Policy

•	Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis
•	Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines
•	Conflicts of Interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy
•	Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

•       Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct day to day investment discretion) and attended by portfolio management personal, the Senor Stewardship Analyst (Deputy Chair), Corporate Risk, Compliance, and Operations personal. The PVG is accountable to and provides quarterly updates to the Investment Management Group ("IMG").

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the "share-blocking period" Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

Insight publishes its voting activity in full on its website. This can be found at www.insightinvestment.com/ri.

8. Proxy Voting Policy Review

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight's ability to vote proxies such as a change in voting agent.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of November 30, 2023:

Daniel Rabasco and Jeffrey Burger, are the Registrant's primary portfolio managers, positions they have held since July 2016 and July 2014, respectively. Messrs. Rabasco and Burger are jointly and primarily responsible for the day-to-day management of the Registrant's portfolio.

Mr. Rabasco is the head of municipal bond strategies at INA. He has been employed at INA or a predecessor company of INA since 1998.

Mr. Burger is a senior portfolio manager for tax-sensitive strategies at INA and has served as a primary portfolio manager of the Registrant since July 2014. He has been employed at INA or a predecessor company of INA since 2009.

(a)(2) Information about the other accounts managed by the Registrant’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	11	$3.5 billion	None	N/A	400	$2.1 billion
Daniel Rabasco	13	$5.4 billion	None	N/A	60	$2.2 billion

None of the Registrants or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual Registrants, separate accounts (assets managed on behalf of institutions such as pension Registrants, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, INA's or a portfolio manager's management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or INA may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's or INA's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's or INA's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser or INA may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of BNYM Investment Adviser or INA. BNYM Investment Adviser and INA periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, BNYM Investment Adviser and INA could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, INA or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, INA and others involved in the management, investment activities or business operations of the Registrant, are engaged in businesses and have interests other than that of managing the Registrant. These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant of the Registrant's service providers, which may cause conflicts that could disadvantaged the Registrant.

BNYM Investment Adviser's goal is to provide high quality investment services to all of its clients, while meeting BNYM Investment Adviser's fiduciary obligation to treat all clients fairly. BNYM Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, BNYM Investment Adviser monitors a variety of areas, including compliance with Registrant guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at BNYM Investment Adviser periodically review the performance of BNYM Investment Adviser's portfolio managers.

(a)(3) Portfolio Manager Compensation. INA has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. INA's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements; discretionary annual cash amount and a deferral into the INA Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. INA also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY Mellon.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-years performance cycles. This is also supported by the INA Long Term Incentive Plan, which typically vests over three years.

The application of the above policy and principles are reviewed at least twice each year by the INA Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

(a)(4) The dollar range of Registrant shares beneficially owned by the primary portfolio manager is as follows as of the end of the Registrant's fiscal year:

Primary Portfolio Manager	Registrant	Dollar Range of Registrant Shares Beneficially Owned
Daniel Rabasco	BNY Mellon Strategic Municipals, Inc.	None
Jeffrey Burger	BNY Mellon Strategic Municipals, Inc.	None

(b)       Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipal Bond Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: January 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: January 19, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: January 19, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)